UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2023

Viper Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas, Suite 100 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

Viper Energy, Inc. is providing the disclosure contained in this Current Report on Form 8-K to reflect the completion of its conversion (the “Conversion”) from a Delaware limited partnership named Viper Energy Partners LP (the “Partnership”) to a Delaware corporation named Viper Energy, Inc. (the “Corporation”), effective at 12:01 a.m. (Eastern Time) on November 13, 2023 (the “Effective Time”). References to “Viper” in this Current Report on Form 8-K mean (i) prior to the Effective Time, the Partnership, and (ii) following the Effective Time, the Corporation.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Conversion, the Partnership and Viper Energy Partners GP LLC, the general partner of the Partnership prior to the Conversion (the “General Partner”), entered into a Services and Secondment Agreement with Diamondback E&P LLC (“Diamondback E&P”), a wholly owned subsidiary of Diamondback Energy, Inc. (“Diamondback”), and Viper Energy Partners LLC, the Partnership’s operating subsidiary (“OpCo”), on November 2, 2023, effective as of the Effective Time (the “Services Agreement”). Pursuant to the Services Agreement, Diamondback will continue to provide personnel and general and administrative services to the Corporation, including the services of the executive officers and other employees, in substantially the same manner as Diamondback previously provided to the to the General Partner.

In addition, in connection with the Conversion, the Partnership amended and restated certain agreements between it and Diamondback to reflect the effects of the Conversion. On November 10, 2023, effective at the Effective Time, the Partnership and Diamondback entered into an Amended and Restated Tax Sharing Agreement (the “Tax Sharing Agreement”), Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), and an Amended and Restated Exchange Agreement (the “Exchange Agreement”).

The foregoing descriptions of the Services Agreement, the Tax Sharing Agreement, the Registration Rights Agreement, and the Exchange Agreement are subject to and qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, in connection with the Conversion, on November 2, 2023, the Partnership notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Certificate of Conversion (the “Certificate of Conversion”) had been filed with the Secretary of State of the State of Delaware to be effective at the Effective Time.

At the Effective Time, (i) each Partnership common unit issued and outstanding immediately prior to the Effective Time was converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.000001 par value per share, of the Corporation (“Class A Common Stock”), (ii) each Partnership Class B unit issued and outstanding immediately prior to the Effective Time was converted into one issued and outstanding, fully paid and nonassessable share of Class B common stock, $0.000001 par value per share, of the Corporation (“Class B Common Stock” and, together with Class A Common Stock, “Common Stock”) and (iii) the general partner interest in the Partnership issued and outstanding immediately prior to the Effective Time (100% owned by the General Partner) was cancelled. The outstanding units (each, an “OpCo Unit” and, collectively, the “OpCo Units”) of OpCo were unaffected by the Conversion, and each OpCo Unit together with one share of Class B Common Stock held by the holder of such share of Class B Common Stock will be exchangeable, at each such holder’s discretion, into one share of Class A Common Stock, subject to adjustment, pursuant to the Exchange Agreement.

As of the open of business on Monday, November 13, 2023, Nasdaq ceased trading of the common units of the Partnership on Nasdaq and commenced trading of the Class A Common Stock of the Corporation (CUSIP: 927959106) on Nasdaq under the existing ticker symbols “VNOM.”

Item 3.03 Material Modification to Rights of Security Holders.

The Certificate of Incorporation and the Bylaws of the Corporation that became effective at the Effective Time generally provide the Corporation’s stockholders with substantially the same or greater rights, and substantially the same or less obligations, that limited partners had under the limited partnership agreement in effect immediately prior to the Effective Time. For example, the holders of Common Stock are entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote on under the DGCL, including the election of the board of directors of the Corporation (except as otherwise expressly provided in the Certificate of Incorporation), provided, however, that in connection with any annual or special meeting of stockholders of the Corporation at which directors are elected (or any action by stockholder consent to elect directors in lieu of a stockholder meeting), for so long as Diamondback and any of its subsidiaries (“Diamondback Entities”), collectively beneficially own at least 25% of the outstanding Common Stock, Diamondback has the right to designate up to three persons to serve as directors of the Corporation (any person so designated, a “Diamondback Designee”). Initially, there are two Diamondback Designees – Travis Stice and Kaes Van’t Hof. In the event of the removal, death or resignation of a Diamondback Designee, Diamondback has the right to designate a replacement Diamondback Designee to fill the resulting vacant directorship. Before the expiration of a Diamondback Designee’s term of office at a meeting of stockholders (or pursuant to a stockholder consent in lieu of a meeting), Diamondback may designate a successor Diamondback Designee as a replacement to serve as a director upon the expiration of the term of the predecessor designee. Further, the Certificate of Incorporation provides that so long as Diamondback Entities collectively own at least 25% of the all outstanding shares of Common Stock, the board of directors of the Corporation will not appoint any person other than a Seconded Employee (as defined in the Services and Secondment Agreement described under the heading “Directors and Officers” below) as an executive officer of the Corporation unless such appointment is approved, in advance of the effectiveness of such appointment, by either (i) the written consent of Diamondback (which consent shall not be unreasonably withheld or conditioned) or (ii) the affirmative vote of the holders of at least 80% of the voting power of the capital stock of the Corporation entitled to vote thereon.

Under the terms of the Certificate of Incorporation in effect at the Effective Time, holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the vote of stockholders generally, unless otherwise expressly required in the Certificate of Incorporation, provided that the holders of Class A Common Stock and Class B Common Stock, respectively, shall be entitled to vote separately as a class on any amendments to the Certificate of Incorporation that would alter or change the powers, preferences or rights of such class so as to affect them adversely or disproportionately. The outstanding shares of Class B Common Stock are entitled to an aggregate quarterly cash dividend of $20,000, which provision is consistent with the distribution rights with respect to Class B units under the Amended LP Agreement in effect prior to the Effective Time. In the event of liquidation, after payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of any preferred stock then outstanding are entitled, the remaining assets of the Corporation available for distribution will be first be distributed to the holders of Class B Common Stock, ratably in proportion to the number of shares of Class B Common Stock, until such holders have received $0.014 in respect of each outstanding share of Class B Common Stock, subject to adjustment for any stock splits or combinations, which provision is consistent with the liquidation preference required with respect to Class B Units under the limited partnership agreement of the Partnership in effect immediately prior to the Effective Time, and then the remaining assets will be distributed to the holders of the Class A Common Stock.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above, (ii) Item 5.03 below and (iii) Item 8.01 below are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Conversion, the business and affairs of the Corporation will be overseen by the board of directors of the Corporation, rather than the General Partner, which oversaw the business and affairs of the Partnership as its general partner prior to the Conversion. The persons who served as directors and executive officers of the General Partner immediately prior to the Effective Time are now the directors and executive officers of the Corporation, with the services of the executive officers being provided pursuant to the Services Agreement described in Item 1.01 above, which description is incorporated herein by reference. In addition, under the Certificate of Incorporation in effect at the Effective Time, Diamondback has certain director designation and officer appointment rights described in Item 3.03 above, which description is incorporated herein by reference. Further, the audit committee of the Board of the General Partners, and the membership thereof, immediately prior to the Effective Time, was replicated at the Corporation at the Effective Time.

Additionally, in connection with the Conversion, the Board adopted an amendment and restatement of the Partnership’s Long Term Incentive Plan (the “Amended and Restated LTIP”) to reflect the effects of the Conversion. The terms and conditions of the Amended and Restated LTIP are substantially the same as the Partnership’s existing long term incentive plan, including the authorized share reserve under such plan, except for references to “shares of common stock” of the Corporation that replaced references to “common units” of the Partnership and references to “restricted stock units” that replaced references to “phantom units,” as well as certain other immaterial changes. The forgoing description of the Amended and Restated LTIP is qualified in its entirety by reference of the full text of the LTIP, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K, together with the form of Restricted Stock Units Agreement included as Exhibit 10.5 to this Current Report on Form 8-K, which documents are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 2, 2023, to implement the Conversion, the General Partner filed with the Secretary of the State of Delaware, in its capacity as the Partnership’s general partner, the Certificate of Corporation and, in its capacity as the sole incorporator of the Corporation, the Certificate of Incorporation. The Conversion became effective at the Effective Time. The descriptions of the Certificate of Incorporation and the Bylaws are incorporated herein by reference from Item 3.03 included in this Current Report on Form 8-K.

At the Effective Time, the Partnership converted to the Corporation pursuant to a Plan of Conversion (the “Plan of Conversion”), and the Certificate of Incorporation and the Bylaws of the Corporation became effective. The foregoing description of the Plan of Conversion, the Certificate of Incorporation and the Bylaws are subject to and qualified in entirety by reference to the full text of the Plan of Conversion, Certificate of Incorporation and the Bylaws, copies of which are filed as Exhibits 3.1, 3.3 and 3.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation is a successor registrant to the Partnership and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Class A Common Stock of the Corporation, as the successor registrant to the Partnership, are deemed to be registered under Section 12(b) of the Exchange Act.

Holders of uncertificated common and class B units of the Partnership immediately prior to the Conversion continued as holders of uncertificated Class A and Class B Common Stock of the Corporation at the Effective Time of the Conversion.

Description of Capital Stock and Risk Factors

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the capital stock of the Corporation. The Description of Capital Stock summarizes the material terms of the Corporation’s capital stock as of the date hereof. This summary is not a complete description of the terms of the Corporation’s capital stock and is qualified by reference to the Corporation’s Certificate of Incorporation and Bylaws, each filed herewith, as well as applicable provisions of Delaware law.

The risk factors set forth in Exhibit 99.2 are being filed for the purpose of modifying and supplementing certain of the risk factors disclosed under the heading “Risk Factors—Risks Inherent in an Investment in Us” included in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 23, 2023, and should be read in conjunction with the disclosures contained therein.

The Description of Capital Stock set forth in Exhibit 99.1 and the risk factors set forth in Exhibit 99.2 are incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description

3.1	Plan of Conversion (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on November 2, 2023).

3.2	Certificate of Conversion of Viper Energy Partners LP (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on November 2, 2023).

3.3	Certificate of Incorporation of Viper Energy, Inc. (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on November 2, 2023).

3.4	Bylaws of Viper Energy, Inc. (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on November 2, 2023).

10.1	Services and Secondment Agreement, dated as of November 2, 2023, by and among Diamondback E&P LLC, Viper Energy Partners LP, Viper Energy Partners GP LLC and Viper Energy Partners LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on November 2, 2023).

10.2*	Amended and Restated Tax Sharing Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between the Viper Energy Partners LLC and Diamondback Energy, Inc.

10.3*	Second Amended and Restated Registration Rights Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Viper Energy Partners LP and Diamondback Energy, Inc.

10.4*	Amended and Restated Exchange Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Viper Energy Partners LP and Diamondback Energy, Inc.

10.5*	Amended and Restated 2014 Long Term Incentive Plan.

99.1*	Description of Capital Stock.

99.2*	Risk Factors.

104*	Cover Page Interactive Data File (formatted as Inline XBRL).

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC

Date: November 13, 2023

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary